SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         Infinite Graphics Incorporated

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange Act

       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         INFINITE GRAPHICS INCORPORATED


                                                                 August 29, 1997



TO THE SHAREHOLDERS OF INFINITE GRAPHICS INCORPORATED:

         You are cordially invited to attend our Annual Meeting of Shareholders to be held on September 24, 1997, at 3:30 p.m., Central Daylight Savings Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota.

         The formal Notice of Meeting, Proxy Statement, and Proxy are enclosed.

         Regardless of whether you plan to attend the Meeting, I would appreciate your completing, dating, and signing the accompanying Proxy Card and returning it in the enclosed envelope. Your cooperation will help avoid further solicitation expense to the Company.

                                     Very truly yours,


                                     /s/ CLIFFORD F. STRITCH, JR.


                                     Clifford F. Stritch, Jr.
                                     Chairman of the Board

                         INFINITE GRAPHICS INCORPORATED

                       - - - - - - - - - - - - - - - - - -

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 1997

                      - - - - - - - - - - - - - - - - - - -

TO THE SHAREHOLDERS OF INFINITE GRAPHICS INCORPORATED:

         The Annual Meeting of Shareholders of Infinite Graphics Incorporated will be held at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, at 3:30 p.m., Central Daylight Savings Time, on September 24, 1997, for the following purposes:

         1.       To elect directors for the ensuing year.

         2. To take action on a proposal to adopt the Company's Stock Option Plan of 1997 and to reserve shares for issuance thereunder.

         3. To consider and act upon the ratification of Deloitte & Touche LLP as independent auditors of the Company.

         4. To take action upon such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on August 4, 1997, will be entitled to vote at the Meeting or any adjournment thereof.

         The Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.


                                        Clifford F. Stritch, Jr.
                                        Chairman of the Board

Dated:  August 29, 1997
Minneapolis, Minnesota

                         INFINITE GRAPHICS INCORPORATED
                        - - - - - - - - - - - - - - - - -
                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                                  to be held on
                               September 24, 1997
                      - - - - - - - - - - - - - - - - - - -

                                  INTRODUCTION

         The Annual Meeting of Shareholders of Infinite Graphics Incorporated (the "Company") will be held on Wednesday, September 24, 1997, at 3:30 p.m., Central Daylight Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting.

         The enclosed Proxy is solicited by the Board of Directors of the Company. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company, personally or by telephone. The cost of soliciting proxies, including the cost of preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith, will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of the Company's common stock.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Company's Secretary. Proxies will be voted in accordance with the choice specified thereon by shareholders. Proxies which are signed by shareholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The Company expects that the Proxy Statement and the related Proxy and Notice of Annual Meeting will be mailed to shareholders on or about August 29, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has fixed August 4, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who are not shareholders of record on such date will not be allowed to vote at the Meeting. At the close of business on August 4, 1997, there were 2,462,575 shares of Common Stock issued and outstanding. Such Common Stock is the only class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors. Assuming a quorum is present, the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting of Shareholders is required to elect each director and to approve the other proposals submitted to the meeting. A quorum is present if a majority of the outstanding shares are present either in person or by proxy. Shares abstaining or withheld from voting are considered present at the Annual Meeting for purposes of determining a quorum and have the effect of a negative vote. If, however, a broker submits a "non-vote" proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS

         At the Meeting, the Board of Directors of the Company is to be elected to hold office until the 1998 annual meeting or until successors are elected and have qualified. The Bylaws of the Company provide that the Board of Directors shall consist of one or more members. The Bylaws of the Company provide that the number of directors to be elected at any meeting of the shareholders shall be determined from time to time by the Board of Directors. Accordingly, the Board of Directors has fixed at four the number of directors to be elected at the 1997 Annual Meeting, each for a term of one year or until his successor is duly elected and qualified. For election of the Board of Directors at the 1997 Annual Meeting, the Board of Directors has nominated Mr. Stritch and Mr. Snyder for re-election, and Mr. Michael J. Evers and Mr. Durwood L. Airhart for election.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless prior to the Meeting one or more of such nominees should become unavailable for election, in which event such shares will be voted for such substitute nominees as are selected by the Board of Directors. Alternatively, the Proxies may, at the discretion of the Board of Directors, be voted for such fewer number of nominees as results from such inability to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve. Mr. Airhart, however, will serve as a director of the Company only if the Board of Directors of his current employer approves such service. That Board is not scheduled to meet until after the Company's Annual Meeting. If Mr. Airhart is unable to serve, the Board may elect a successor to fill the vacancy. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.

Name, Age and Positions                 Director          Principal Occupation and
with the Company                        Since             Certain Other Directorships
----------------                        -----             ---------------------------
Clifford F. Stritch, Jr., 50            August            Chairman of the Board and Chief Executive Officer
Chairman of the Board,                  1970              of the Company for more than five years. Chief
Chief Executive Officer,                                  Financial Officer since November 1995.
Director and Chief
Financial Officer

Edwin F. Snyder, 54                     September         Since October 1996, Vice-President of Marketing
Director                                1990              and Sales with Wavecrest Corporation of Edina, MN.

                                                          From March 1995 to September 1996, Vice-President
                                                          of Sales and Marketing with Johnstech International.
                                                          From February 1992 to March 1995, Vice-President
                                                          of Marketing with Visu-Com of Baltimore, MD.


Michael J. Evers, 62                                      Since 1974, Dean Emeritus, Professor and Assistant
Nominee                                                   Professor with University of St. Thomas, Minneapolis,
                                                          MN. Mr. Evers serves as a director of Cellex
                                                          Biosciences, Inc., and is a nominee to become a
                                                          director with Wavecrest Corporation.

Durwood L. Airhart, 60                                    Since 1996, Senior Engineer Advisory with Litchfield
Nominee                                                   Precision Components, a division of Innovex, Inc. of
                                                          Litchfield, MN. From 1975 to 1995, President and CEO
                                                          with Litchfield Precision Components of Litchfield, MN.


                                 BOARD MEETINGS

         The Company's Board of Directors held six meetings during the 1997 fiscal year. All of the directors attended all of the meetings of the Board of Directors. The Board of Directors does not have a compensation committee, nominating committee, audit committee or any other committees.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information regarding compensation paid to or accrued for the chief executive officer during the fiscal years indicated. No other executive officer had compensation in excess of $100,000 during any of the fiscal years for which information is provided.

                           Summary Compensation Table

Name and                                                               Other
Principal                                                             Annual
Position                     Year      Salary          Bonus       Compensation
--------                     ----      ------          -----       ------------

Clifford F. Stritch, Jr.     1997      $142,000       $5,000(1)       $5,938(2)
CEO
                             1996      $130,000      $15,891(1)       $4,546(2)

                             1995      $130,000        - 0 -          $4,765(2)

------------------------

(1)  Bonuses relate to applicable fiscal year but were paid in subsequent years
(2)  Includes life insurance and car allowance

                       Options Granted During Fiscal 1997

         No options were granted to Mr. Stritch during the Company's 1997 fiscal year.

              Aggregated Options/SAR Exercises in last Fiscal Year,
                          and FY-End Option/SAR Values

         The following table provides information related to options exercised by Mr. Stritch during fiscal 1997 and the number and value of options held by him at fiscal year-end. The Company does not have any outstanding stock appreciation rights.

                                                                                             Value of
                                                                     Number of               Unexercised
                                                                     Unexercised             in-the-Money
                                                                     Options/SARs at         Options/SARs at
                             Shares                                  Fiscal Year-end         Fiscal Year-end
                             Acquired on         Value               Exercisable/            Exercisable/
Name                         Exercise (#)        Realized ($)        Unexercisable (#)       Unexercisable($)(1)
-------------------------    ---------------     ------------        -----------------       -----------------
Clifford F. Stritch, Jr.             0                0                 100,000 / 0                $38,000/ 0

-------------------------
(1) Options are "in-the-money" if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price. The amount set forth represents the difference between the fair market value of the Company's Common Stock on April 30, 1997 ($0.69), and the option price multiplied by the number of shares subject to the option.

                              Director Compensation

         Each non-employee director of the Company receives $2,500 per quarter.


                COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal 1997, the Company leased the properties at 4621 East Lake Street from Infinite Properties, a partnership of the Company's Chairman of the Board, Clifford F. Stritch, Jr., and Daniel R. Schultz. The lease for 4621 East Lake Street is dated October 31, 1983 and had an original term of five years. In 1988, the Company exercised its option to renew this lease for an additional five year term. The lease was subsequently amended to extend to April 30, 1997. The Company still occupies these premises and is negotiating a new lease. The rent is currently $2,750 per month.

         The Company leased certain production equipment from Precision Imaging, a partnership in which Clifford F. Stritch is a partner. At April 30, 1997, Mr. Stritch held a 67 percent interest in the partnership. The Company was unable to finance the equipment directly; therefore leased the equipment through Precision Imaging. Under the terms of the lease, the Company pays monthly rent of $3,195.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each director and nominee for director of the Company and by all corporate or executive officers and directors of the Company as a group, as of August 4, 1997. Except as indicated below, the Company believes that each of such persons has the sole (or jointly with spouse) voting and investment power with respect to such shares.

                                          Shares                    Percent
Name of                                Beneficially                   of
Beneficial Owner                          Owned                     Class
----------------                       ------------                 -------

Clifford F. Stritch, Jr.(1),(2)           1,116,050                  43.6 %
4611 East Lake Street
Minneapolis, Minnesota  55406

Edwin F. Snyder(3)                           67,889                   2.7 %
7275 Bush Lake Road
Edina, MN 55439

Michael J. Evers                              --                       --
1000 LaSale Ave., MPL331
Minneapolis, MN 55403

Durwood L. Airhart                            --                       --
1 Precision Drive
Litchfield, MN 55355

All Directors, nominees for                1,183,939                 44.9 %
Directors and Executive Officers
as a group (4 persons)(1)(2)(3)

---------------------

(1) Includes 100,000 shares of Common Stock that Mr. Stritch has the right to acquire by the exercise of currently exercisable options held by Mr. Stritch under the Company's Stock Option Plan.

(2) An irrevocable trust of which Mr. Stritch's daughter, Kendra L. Stritch, is the beneficiary is the owner of 23,800 Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. An irrevocable trust of which Mr. Stritch's son, Carter Francis Stritch, is the beneficiary is the owner of 21,500 Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. Mr. Stritch is not the trustee of either trust.

(3) Includes 50,000 shares of Common Stock that Mr. Snyder has the right to acquire by exercise of stock options that are currently exercisable.


                             PRINCIPAL SHAREHOLDERS

        To the best of the Company's knowledge, the only beneficial owners of more than 5% of the Company's outstanding Common Stock, as of August 4, 1997, are listed below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment power with respect to such shares.

                                           Shares                Percent
Name of Beneficially                        of                     of
Beneficial Owner                           Owned                  Class
----------------                           -----                  -----

Clifford F. Stritch, Jr.(1)              1,116,050                43.6 %
4611 East Lake Street
Minneapolis, MN 55406

Robert Fink(2)                             350,000                13.2 %
1850 Arvin Drive
Mendota Heights, MN 55118

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, WI 53202                        160,000                 6.5%

--------------------------

(1)      See Notes 1 and 2 to the preceding table.

(2) Includes 190,000 shares of Common Stock that Mr. Fink has the right to acquire by the exercise of currently exercisable warrants.

                      ADOPTION OF STOCK OPTION PLAN OF 1997

                             Background and Purpose

         Because of the limited number of shares remaining under the Company's current option plans for Company employees and consultants, the Board of Directors adopted on August 1, 1997, subject to shareholder approval, the 1997 Stock Option Plan ("1997 Plan"). The purpose of the 1997 Plan is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of the Company and its subsidiaries. The Board believes that it is in the Company's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of the Common Stock of the Company. The 1997 Plan provides for the grant of either incentive or non-statutory options. The following description of the primary features of the 1997 Plan is qualified in all respects by reference to the full text of the 1997 Plan, set forth in Exhibit A.

                         Eligibility and Administration

         Employees and consultants of the Company and its subsidiaries, including officers and directors, are eligible to receive options granted under the 1997 Plan. The 1997 Plan authorizes the granting of options to purchase up to 450,000 shares of Common Stock. The shares subject to the options will generally be made available from authorized but unissued shares.

         The 1997 Plan will be administered by a committee ("Committee) of the Board of Directors which consists of outside directors within the meaning of
Section 162(m) of the Internal Revenue Code of 1986 ("Code") and non-employee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Committee has full authority to award options under the 1997 Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the Plan.

                       Incentive and Nonstatutory Options

         The 1997 Plan provides both for incentive stock options ("Incentive Options") specifically tailored to the provisions of the Code and for options not qualifying as Incentive Options ("Nonstatutory Options"). Options are designated as Incentive Options or Nonstatutory Options by the Committee when granted. The use of the term "option" herein shall mean both Incentive Options and Nonstatutory Options.

         To obtain certain tax benefits, the 1997 Plan establishes special rules for Incentive Options, including the requirement that such Incentive Options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of such Incentive Options. The option price per share for Incentive Options must not be less than the fair market value per share of the Common Stock on the date of grant.

         Some restrictions also apply to Nonstatutory Options granted under the 1997 Plan as a result of the application of tax rules limiting the deductibility of certain compensation paid to "named executive officers." These rules are discussed more fully below in the section entitled Federal Income Tax Consequences. No participant in the Plan may be granted options under the Plan in any fiscal year to purchase a number of shares of Common Stock in excess of 50,000 shares.

                         Terms and Conditions of Options

         Except as described above, the 1997 Plan generally does not specify the terms and conditions of options to be granted under the Plan. Under the Company's current option plans, options generally become exercisable in five cumulative annual installments of twenty percent of the total number of shares covered thereby and are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Under the 1997 Plan, as under the current option plans, no option may be exercised later than 10 years from the date of the grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding Common Stock, or in a combination of cash and shares.

         Unless otherwise determined by the Committee, options granted under the 1997 Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee's employment is terminated for cause, as defined in the 1997 Plan, any options shall terminate immediately. Unless otherwise determined by the Committee, if an optionee ceases to be employed by the Company for any other reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If employment is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability.

                          Modification and Termination

         The 1997 Plan provides for adjustment in the number and class of shares subject to the 1997 Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition, or other changes in the capital structure of the Company.

         The 1997 Plan will terminate on August 1, 2007. In addition, the Board of Directors may, at any time, terminate the 1997 Plan or amend it except with respect to certain matters for which shareholder approval is required under the Code or Securities and Exchange Commission rules applicable to the 1997 Plan. Under such rules, any amendment that would materially increase the cost of the 1997 Plan to the Company or the benefits to eligible employees would require shareholder approval. No amendment or termination of the 1997 Plan by the Board of Directors may adversely affect any option previously granted under the 1997 Plan without the consent of the optionee.

                   Merger, Consolidation and Change in Control

         The 1997 Plan provides that in the event of a Company dissolution or liquidation or a merger or consolidation in which the Company is not the surviving Corporation, the options will terminate. In the event of such a merger or consolidation, the optionee must be offered either a substitute option with terms and conditions which will substantially retain the optionee's rights or the right to fully exercise the option prior to the merger or consolidation. The 1997 Plan further provides that upon the occurrence of certain "acceleration events" the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 20 percent or more of the Company's outstanding shares; (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board; or (iii) upon the approval by shareholders of a sale of all or substantially all the assets or of a liquidation or dissolution of the Company.

                         Federal Income Tax Consequences

         The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1997 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

         In general, an optionee will be subject to tax at the time a Nonstatutory Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Nonstatutory Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

         In general, an optionee will not be subject to tax at the time an Incentive Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

         If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1997 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1997 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the 1997 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1997 Plan.

                            Approval of the 1997 Plan

         Approval of the 1997 Plan requires the favorable vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Unless otherwise instructed by the shareholder, the shares represented by the enclosed proxy will be voted for approval of the 1997 Plan.


                              INDEPENDENT AUDITORS

         A further purpose of the Annual Meeting is to vote upon the ratification of appointment of independent auditors for the year ending April 30, 1998. While neither Minnesota law, the Company's Articles of Incorporation nor the Company's Bylaws require submission to the shareholders of the question of appointment of auditors, the Board of Directors believes it is appropriate to submit the matter for shareholder consideration, recognizing that the basic responsibility of the auditors is to the shareholders and the investing public. Therefore, the Board of Directors recommends for shareholder ratification the appointment of Deloitte & Touche LLP, which served as the Company's auditors during the fiscal year ended April 30, 1997, as auditors for the Company. If the shareholders do not ratify this appointment, the appointment of other certified public accountants will be considered by the Board of Directors. A representative of Deloitte & Touche LLP, who will have an opportunity to make a statement if he or she so desires, will be present at the Annual Meeting and will be available to respond to appropriate questions.

         Proxies solicited by the Board of Directors will be voted for ratification of the appointment of Deloitte & Touche LLP unless shareholders specify otherwise in their proxies. The affirmative vote of the holders of at least a majority of the outstanding shares entitled to the vote and represented at the meeting is required to ratify the appointment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting must be received by the Company at its offices by May 15, 1998 to be considered for inclusion in the Company's proxy statement and related proxy for the 1998 annual meeting.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented to the 1997 Annual Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended April 30, 1997, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein and no portion is to be considered proxy soliciting material.

         Upon written request to Infinite Graphics Incorporated, 4611 East Lake Street, Minneapolis, Minnesota 55406, the Company will provide without charge to each person who was a beneficial owner of its Common Stock on August 4, 1997, a copy of the Company's Annual Report on Form 10-K for its 1997 fiscal year.

Dated:  August 29, 1997
Minneapolis, Minnesota

                                    EXHIBIT A


                         INFINITE GRAPHICS INCORPORATED
                             1997 STOCK OPTION PLAN


                      Article I. Establishment and Purpose

         1.1 Establishment. Infinite Graphics Incorporated, a Minnesota Corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the "1997 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

         1.2 Purpose. The purposes of this Plan are to enhance shareholder investment by attracting, retaining, and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.


                             Article II. Definitions

         2.1 Definitions. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

         (a)      "Board" means the Board of Directors of the Company.

         (b)      "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan, or the Board if no Committee is appointed.

         (d) "Company" means Infinite Graphics Incorporated, a Minnesota corporation (including any and all subsidiaries).

         (e) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company.

         (f) "Date of Exercise" means the date the Company receives notice by an Optionee of the exercise of an Option pursuant to
                  Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.

         (g) "Employee" means any person, including an officer or director of the Company, who is employed by the Company.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" means the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the reported last sale price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sale price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest ask and lowest bid prices for such security on the date in question, or if there are no such ask and bid prices for such security on such date, the mean of the highest ask and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) or (b) is applicable, by any means deemed fair and reasonable by the Board of Directors or the Committee, which determination shall be final and binding on all parties.

         (j) "Incentive Stock Option" means an Option granted under this Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         (k) "Insider" means a person who is, at the time of an Option grant hereunder, an officer, director or holder of more than ten percent of the outstanding shares of the Stock, as defined in Section 16 of the Exchange Act.

         (l) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified herein, Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

         (m) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (n) "Optionee" means a person to whom an Option has been granted under the Plan.

         (o)      "Parent Corporation" shall have the meaning set forth in
                  Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (p)      "Subsidiary Corporation" shall have the meaning set forth in
                  Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (q) "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

         (r)      "Stock" means the common stock of the Company.

         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

         2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                   Article III. Eligibility and Participation

         3.1 Eligibility. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder.

         3.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom Options shall be granted and shall determine the nature of and number of shares of Stock subject to each such Option.


                           Article IV. Administration

         4.1 The Committee. The Plan shall be administered by the Committee. If the entire Board of Directors is not serving as the Committee, the Committee appointed by the Board shall meet the requirements of Rule 16b-3 so that Options granted under the Plan may be considered "exempt" under Rule 16b-3 and Section 16(b) of the Exchange Act. If for any reason the Committee does not qualify to administer the Plan as contemplated by Rule 16b-3 of the Exchange Act, or as may be required under applicable tax law to permit a deduction with respect to certain Options issued under the Plan, the Board may appoint a new Committee so as to comply with the requirements of Rule 16b-3 and such tax law.

         4.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article XII herein) to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         4.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees, and their respective successors.


                      Article V. Stock Subject to the Plan

         5.1 Number. Subject to adjustment as provided in Section 5.3 below, the total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 450,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in
Section 5.3 below. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Lapsed Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Sections 5.1 and 7.1 below shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Committee. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Subject to Section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the recipient of options among the Employees or Consultants, the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         The aggregate Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which Incentive Stock Options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000.

         The preceding paragraph shall not be deemed to prevent the grant of Options in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option; provided, however, no Optionee may be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 50,000 shares per Optionee, subject to adjustment under Section 5.3 above.

         The Committee is expressly given the authority to issue amended Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option.

         No Options granted under the Plan may be exercisable before the approval of the Plan by the shareholders of the Company pursuant to the Bylaws of the Company ("Shareholder Approval"). The granting and vesting of an Option under the Plan by the Committee and the exercise of such Option by the Optionee shall be subject to Shareholder Approval at the 1997 Annual Meeting of the Company. If Shareholder Approval of the Plan does not occur at the 1997 Annual Meeting of the Company any Option or Options held by any Optionee under the Plan shall terminate immediately and shall be unexercisable.

         7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         7.3 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions which the Committee may impose; and any other terms or conditions which the Committee may impose.

         All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be equal to the Fair Market Value of Stock on the date the Option is granted and shall not be subject to the restrictions applicable to Incentive Stock Options.

         7.5 Term of Options. Each Option shall expire at such time as the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

         7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Optionees.

         7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Committee, in Stock having a Fair Market Value at the time of the exercise equal to the exercise price (provided that, in the case of an Insider, the Stock that is tendered as payment upon exercise of the Option has been held by the Optionee for at least six months prior to its tender if such restriction is necessary to maintain the exemption of the Option under Rule 16b-3), or in some other form, including a combination of the above; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation T.

                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Shareholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Chief Financial Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer if required under Article XIV below.

         8.3 Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.


                      Article IX. Termination of Employment

         9.1 Death. If an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         9.2 Termination Other Than For Cause Or Due to Death. Unless otherwise determined by the Board, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or for cause (as defined in Section 9.3 below), the Optionee may exercise such portion of his Option as was exercisable by the Optionee at the date of such termination (the "Termination Date") at any time within three (3) months after the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code Section 422(c)(6), such Optionee may exercise such portion of any Option as was exercisable by such Optionee on Optionee's Termination Date within one year after such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 Termination for Cause. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for cause (as defined below), any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately.

         The term "cause" means: (i) Optionee's conviction of a felony which would materially damage the reputation of the Company, (ii) material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company or (iii) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties, which has a material adverse effect on the Company.


                         Article X. Rights of Optionees

         10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         10.2 Nontransferability. Except as otherwise determined by the Committee in the case of Nonstatutory Options, all Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


                         Article XI. Optionee-Employee's
                          Transfer or Leave of Absence

         11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes:

         (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such corporation to another, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.

                             Article XII. Amendment,
                    Modification, and Termination of the Plan

         12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

         (a) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in
                  Section 5.1 above; or

         (b) change the class of Employees or Consultants eligible to receive Options; or

         (c) change the provisions of Section 7.1 above to allow an Optionee to be granted Options in any fiscal year to purchase an aggregate number of shares of Stock in excess of 50,000 shares per Optionee, subject to adjustment under Section 5.3 above.

         12.2 Options Previously Granted. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.


            Article XIII. Merger, Consolidation or Acceleration Event

         13.1     Merger, Consolidation.

         (a) Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

         (b) A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, unless the Optionee is offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions as to number of shares, exercisability and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, then the Optionee shall have the right immediately prior to such merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the

                  Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

         13.2 Impact of Acceleration Event. Subject to Shareholder Approval of the Plan, Options granted hereunder will become fully exercisable and vested in the event of a "Acceleration Event" as defined in Section 13.3 or a "Potential Acceleration Event" as defined in Section 13.4.

         13.3 Definition of "Acceleration Event." For purposes of Section 13.2, an "Acceleration Event" means the happening of any of the following:

         (a) When any "person" as defined in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

         (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 13.3(b); or

         (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

         13.4 Definition of "Potential Acceleration Event." For purposes of
Section 13.2, a "Potential Acceleration Event" means the approval by the Board of an agreement by the Company the consummation of which would result in an Acceleration Event of the Company as defined in Section 13.3.

                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof,
(b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. The Company will only require the foregoing investment representation from an Optionee, inscription of a legend on the Optionee's share certificate and placement of a stop order with the Company's transfer agent if a registration statement is not in effect with respect to the shares issued pursuant to the Plan at the time the Optionee exercises the Option.


                           Article XV. Tax Withholding

         15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

         15.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.

         Share withholding upon the exercise of an Option will be done if the Optionee makes a signed, written election and either of the following occurs:

         (a) The Option exercise occurs during a "window period" and the election to use such share withholding is made at any time prior to exercise. For this purpose, "window period" means the period beginning on the third business day following the date of public release of the Company's quarterly financial information and ending after the twelfth business day following such date. An earlier election can be revoked up until the exercise of the Option during the window period; or

         (b) An election to withhold shares is made at least six months before the Option is exercised. If this election is made, then the Option can be exercised and shares may be withheld outside of the window period.


                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         17.3 Compliance with the Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code
Section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.


                      Article XVIII. Effective Date of Plan

         18.1 Effective Date. Subject to Shareholder Approval of the Plan, the Plan shall be effective as of August 1, 1997, the date of its adoption by the Board.

                  Article XIX. No Obligation to Exercise Option

         19.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.




                      INFINITE GRAPHICS INCORPORATED PROXY

         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                        SHAREHOLDERS - SEPTEMBER 24, 1997

The undersigned shareholder of Infinite Graphics Incorporated (the "Company") hereby appoints Clifford F. Stritch, Jr. and Edwin F. Snyder, and each of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on September 24, 1997, at 3:30 p.m., Central Daylight Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, MN, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with the powers that the undersigned would posses if personally present.

     I.    ____   GRANT     Authority to vote for the re-election of Clifford F.
           ____   WITHHOLD  Stritch, Jr. and Edwin F. Snyder, and to vote
                            for the election of Michael J. Evers and Durwood L.
                            Airhart as directors.
                            YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY
                            LINING THROUGH HIS NAME.


     II.   ____   FOR       Adopting the Company's Stock Option Plan of 1997 and
           ____   AGAINST   reserving shares for issuance thereunder.
           ____   ABSTAIN

     III.  ____   FOR       Ratifying the appointment of Deloitte & Touche LLP
           ____   AGAINST   as the independent auditors of the Company for the
           ____   ABSTAIN   fiscal year ending April 30, 1998.

     IV. In their discretion, upon such other business as may properly come before the meeting.

                            (Continued, and to be SIGNED, on other side.)

                            (Continued from other side)

All as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated August 29, 1997, receipt of which is hereby acknowledged.


     ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND "FOR" ALL OTHER IDENTIFIED MATTERS.

     A majority of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                        Dated: ____________________________,1997
                                                  (Please insert date)


                                        ________________________________________
                                                       (Signature)


                                        ________________________________________
                                                 (Joint Owner's Signature)

                                        [Signature(s) should agree with
                                        stenciled name(s).] When signing as
                                        attorney, guardian, executor,
                                        administrator or trustee, please give
                                        title. If the signer is a corporation,
                                        please give the full corporate name and
                                        sign by a duly authorized officer,
                                        showing the officer's title. EACH joint
                                        owner is requested to sign.

PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION WILL BE APPRECIATED.